SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 30, 1994


                            COMSAT Corporation
             -------------------------------------------------
            (Exact name of Registrant as specified in Charter)


  District of Columbia           1-4929             52-0781863
 ---------------------        -----------         --------------
(State or other juris-        (Commission         (IRS Employer
diction of incorporation      File Number)        Identification
                                                  Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
 ---------------------------------------            ---------
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000

                   Communications Satellite Corporation
           950 L'Enfant Plaza, S.W., Washington, D.C.  20024
- -------------------------------------------------------------
(Former name or former address, if changed since last report).

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Item 5.  Other Events

     Attached to this report as Exhibit 20, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on January 31, 1994, announcing COMSAT Corporation entering into a definitive merger agreement for the acquisition of Radiation Systems, Inc.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                        Description

     20             Press Release dated January 31, 1994.

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

                                SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     COMSAT Corporation




                              By:  /s/  Allen E. Flower
                                   --------------------------
                                        Allen E. Flower
                                        Controller


Date: January 31, 1994

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                               EXHIBIT INDEX


Exhibit No.                Description                      Page

  20              Press Release dated January 31, 1994.      5E


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